LORD ABBETT                 U.S. GOVERNMENT
                            SECURITIES
                   MONEY MARKET FUND
                   SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED DECEMBER 31, 1995


                        [ART - Picture of U.S. currency]


                A fund designed to help you
                with your current income needs
                and preserve your capital

Report to Shareholders
For the Six Months Ended December 31, 1995



[PHOTO - Ronald P. Lynch]

/s/ Ronald P. Lynch

Ronald P. Lynch
Chairman


[PHOTO Robert S. Dow]

/s/ Robert S. Dow

Robert S. Dow
President

January 31, 1996


Lord Abbett U.S. Government Securities Money Market Fund ended the first half of its fiscal year on December 31, 1995 with net assets of $169 million and an average annualized seven-day yield of 4.84%.

After a surge last fall that heightened inflation concerns, the economy slowed during the winter in response to credit restraints by the Federal Reserve. Since December, the economy grew at a modest, annual rate of 2 1/2%, while inflation (as measured by the Consumer Price Index) averaged just under 3%. The combination of these factors enabled the Federal Reserve Bank to reverse course and begin gradually lowering the Federal Funds Rate in three, one-quarter point increments. The 30-year Treasury bond (which yielded 6.6% six months ago) closed the year near 6%.

Despite the U.S. economy's continued expansion over the last five years, inflation remained well behaved. Several factors helped keep inflation in check. Labor cost increases (the largest component in the inflation pricing mechanism) have been moderate, as it has become increasingly important for U.S. corporations to remain competitive in the global marketplace. We are seeing a continuous effort by U.S. producers to hold down wage costs through the use of technology, outsourcing and capital equipment upgrades. Additionally, consumers resisted price increases, thereby forcing companies to hold prices down.

We expect Gross Domestic Product in 1996 will grow at an annual rate of about 2%, with inflation remaining just below 3%. We believe this environment will enable the Federal Reserve to lower the Federal Funds Rate from the current
5 1/4% level toward 4 1/2% by mid-year. Moderate growth and contained inflation, combined with a lower interest-rate environment, should bode well for the markets, although moderate volatility along the way is likely.

Given the declining interest-rate environment, we reduced the Fund's position in floating rate notes in favor of locking in higher yields. We will continue to seek out higher yields, as long as the current market conditions persist. As always, the Fund emphasizes conservative investments to achieve high current income and preservation of capital.

We are pleased to announce that the Fund's Board of Directors elected Robert S. Dow as President of the Fund. Mr. Dow, who has been a partner of Lord, Abbett & Co. for nine years, is the Firm's Chief Investment Officer.

"We will continue to seek out higher yields as long as the current market conditions persist."

Lord Abbett U.S. Government Securities Money Market Fund seeks to provide investors with income and relative safety of principal in all interest-rate environments. Shareholders of the Fund also are offered checkwriting privileges and have the flexibility to exchange Fund shares for other Lord Abbett-managed funds, should their investment goals change. We remain committed to the goal of serving investors by providing a relatively secure place for cash reserves. We are pleased the Fund is a part of your portfolio and we look forward to helping you attain your financial objectives in 1996 and beyond.

Statement of Net Assets  December 31, 1995

                                                                                                    Principal        Market Value
                                              Security                       Rating                    Amount           (Note 1a)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES 99.97%
----------------------------------------------------------------------------------------------------------------------------------
U.S. Government and                           Federal Farm Credit Banks
Agency Obligations                            5.60% due 1/4/1996                A1+                 $ 5,000M         $  4,997,667
                                              5.63% due 1/9/1996                A1+                   1,660M            1,657,923
                                              5.60% due 1/18/1996               A1+                   5,000M            4,986,778
                                              5.66% due 2/1/1996                A1+                  10,000M            9,999,473
                                              Total                                                                    21,641,841
                                                                                                                     ------------
                                              Federal Home Loan Banks
                                              5.59% due 1/11/1996               A1+                   4,100M            4,093,634
                                              5.57% due 2/8/1996                A1+                   3,000M            2,982,362
                                              5.48% due 2/22/1996               A1+                   2,300M            2,281,794
                                              5.50% due 2/26/1996               A1+                   2,900M            2,875,189
                                              Total                                                                    12,232,979
                                                                                                                     ------------
                                              Federal Home Loan Mortgage
                                              Corporation
                                              5.63% due 1/9/1996                A1+                     940M              938,824
                                              5.65% due 1/19/1996               A1+                   3,400M            3,390,395
                                              5.63% due 1/22/1996               A1+                   3,200M            3,189,491
                                              5.57% due 2/5/1996                A1+                   5,165M            5,137,030
                                              5.35% due 3/1/1996                A1+                   5,000M            4,955,417
                                              5.35% due 3/4/1996                A1+                   6,000M            5,943,825
                                              5.44% due 3/11/1996               A1+                   3,400M            3,364,036
                                              5.43% due 3/12/1996               A1+                   6,300M            6,232,532
                                              5.33% due 3/14/1996               A1+                   5,400M            5,341,637
                                              5.33% due 3/15/1996               A1+                   4,300M            4,252,888
                                              Total                                                                    42,746,075
                                                                                                                     ------------
                                              Federal National Mortgage
                                              Association
                                              5.59% due 1/3/1996                A1+                   1,400M            1,399,565
                                              5.57% due 1/5/1996                A1+                   2,500M            2,498,453
                                              5.58% due 1/8/1996                A1+                   4,400M            4,395,226
                                              5.58% due 1/16/1996               A1+                   5,000M            4,988,375
                                              5.58% due 1/17/1996               A1+                   4,500M            4,488,840
                                              5.59% due 1/29/1996               A1+                   6,960M            6,929,739
                                              5.40% due 2/2/1996                A1+                   4,000M            3,980,800
                                              5.55% due 2/6/1996                A1+                   4,600M            4,574,470
                                              5.52% due 2/7/1996                A1+                   3,400M            3,380,711
                                              5.15% due 2/16/1996+              A1+                  10,000M           10,000,000
                                              5.25% due 4/29/1996               A1+                   3,800M            3,734,054
                                              Total                                                                    50,370,233
                                                                                                                     ------------
                                              Student Loan Marketing Association
                                              5.65% due 1/2/1996                A1+                  22,000M           21,996,548
                                              5.23% due 5/14/1996+              A1+                  10,000M            9,997,542
                                              5.29% due 6/13/1996+              A1+                  10,000M           10,000,000
                                              Total                                                                    41,994,090
                                                                                                                     ------------
                                              Total U.S. Government and Agency Obligations*                           168,985,218
----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES .03%                                                                                        45,412
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                    (equivalent to $1.00 a share on
100.00%                                       169,030,630 shares of $.001 par
                                              value capital stock outstanding;
                                              authorized, 1,000,000,000 shares)                                      $169,030,630
                                              ------------------------------------------------------------------------------------

                                             +Floating Rate Note.
                                             *Cost for federal income tax purposes is $168,985,218.
                                              Average Maturity of Investments: 30 days.
                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1995

     Investment Income
     -----------------------------------------------------------------------------------------------------------------------------
     Income                           Interest                                                                        $  4,375,727

     Expenses                         Management fee (Note 2)                                          $    381,417
                                      Shareholder servicing                                                 175,000
                                      Audit and legal                                                        21,000
                                      Registration                                                           19,500
                                      Reports to shareholders                                                19,500
                                      Other                                                                  17,678
                                      Total expenses                                                                       634,095
                                      Net investment income                                                           $  3,741,632

See Notes to Financial Statements.


Statements of Changes in Net Assets

                                                                                                         Six Months
                                                                                                              Ended     Year Ended
                                                                                                        December 31,       June 30,
     Increase (Decrease) in Net Assets                                                                         1995           1995
     -----------------------------------------------------------------------------------------------------------------------------
     Operations                       Net investment income (declared as dividends to shareholders)*   $  3,741,632   $  7,038,929

     Capital share transactions (dollar amounts and number of shares are the same)
                                      Proceeds from shares sold                                         109,831,412    183,892,809
                                      Net asset value of shares issued to shareholders in reinvestment
                                      of net investment income                                            3,430,090      6,186,410
                                      Total                                                             113,261,502    190,079,219
                                      Cost of shares reacquired                                         (84,873,319)  (205,505,736)

     Increase (decrease) in net assets                                                                   28,388,183    (15,426,517)

     Net Assets
                                      Beginning of period                                               140,642,447    156,068,964
                                      End of period                                                    $169,030,630   $140,642,447

     *See Financial Highlights for per-share data.
      See Notes to Financial Statements.

This report to shareholders inaugurates a new procedure whereby a single copy of the report is sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

Financial Highlights


                                              Six Months
                                                   Ended
                                            December 31,                                                         Year Ended June 30,
   Per Share Operating Performance:                 1995           1995            1994            1993           1992        1991
   ---------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period      $     1.00        $   1.00        $   1.00       $    1.00       $   1.00      $ 1.00
     Income from investment operations
       Net investment income                       0.025           0.046           0.025+          0.024+         0.038+      0.064+
                                             -----------       ---------       ---------      ----------       --------     -------
     Distributions
       Dividends from net investment income       (0.025)        (0.046)          (0.025)         (0.024)        (0.038)     (0.064)

   Net asset value, end of period            $     1.00       $   1.00         $   1.00       $    1.00       $   1.00      $ 1.00
                                             -----------       ---------       ---------      ----------      ---------     -------
   Total Return                                    2.50%++        4.65%            2.54%           2.43%          3.87%       6.55%
   ---------------------------------------------------------------------------------------------------------------------------------
   Ratios/Supplemental Data:
   ---------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period (000)       $  169,031       $140,642         $156,069        $122,782       $147,229    $195,134
     Ratios to Average Net Assets:
       Expenses, including waiver                  0.42%++        0.86%            0.85%           0.87%          1.01%       0.95%
       Expenses, excluding waiver                  0.42%++        0.86%            0.90%           0.96%          1.02%       0.95%
       Net investment income                       2.47%++        4.54%            2.56%           2.41%          3.86%       6.40%
   ---------------------------------------------------------------------------------------------------------------------------------
     + Net of management fee waiver.
    ++ Not annualized.
       See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted account-ing principles.

(a) The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount are valued by amortizing the difference between the original purchase price and maturity value of the issue over a period to maturity. Securities purchased at face value are evenly valued at cost, which approximates market value.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis.

(d) Dividends from net investment income are declared each business day and paid monthly.

(e) Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles. These differences are primarily caused by differences in the timing of recognition of certain components of income, expense, or capital gain. Where such differences are permanent in nature, they are reclassified in the Sources of Net Assets based upon their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value of the Fund.

2. Management Fee and Other Transactions with Affiliates

Lord, Abbett & Co. received a management fee of $381,417 for which it supplied investment management, research, statistical and advisory services and paid officers' remuneration and certain other expenses of the Company. The management fee paid to Lord, Abbett & Co. is based on average daily net assets at the following annual rates: 0.50% on the first $250 million, 0.45% on the next $250 million and 0.40% on the excess over $500 million.

The Company has adopted a Rule 12b-1 Plan which provides for the payment to dealers of .15% of the average daily net asset value of the Company's shares sold by such dealers. Effective July 1, 1992, 12b-1 payments have been suspended.

Certain of the Company's officers and directors have an interest in Lord, Abbett & Co.

3. Directors' Remuneration

The Directors of the Company associated with Lord, Abbett & Co. and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees, including attendance fees for board and committee meetings, and outside Directors' retirement costs, are allocated among all funds in the Lord Abbett group based on net assets of each fund. The direct remuneration accrued during the period for outside Directors of the Company as a group was $1,823 (exclusive of expenses), a portion of which has been deemed invested in shares of the Company under a deferred compensation plan contemplating future payment of the value of those shares. As of December 31, 1995, the aggregate amount in Directors' accounts maintained under the Plan was $112,054. Retirement costs accrued during the period amounted to $900.

Copyright (C) 1996 by Lord Abbett U.S. Government Securities Money Market Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies and other matters. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.

Investing in the
Lord Abbett
Family of Funds

------------------------------------------------------------------------------------------------------
GROWTH
------------------------------------------------------------------------------------------------------
                                                                                                INCOME
------------------------------------------------------------------------------------------------------
Growth           Growth &           Balanced         Income            Tax-Free      Money
Funds            Income Funds       Fund             Funds             Income Funds  Market Fund

Developing       Affiliated Fund    Investment       U.S. Government   . National     U.S. Government
Growth                              Trust-           Securities Fund*  . California   Securities
Fund             Fundamental        Balanced Series                    . Connecticut  Money Market
                 Value Fund                          Bond-Debenture    . Florida      Fund*+
Value                                                Fund              . Georgia
Appreciation                                                           . Hawaii
Fund                                                 Global Fund-      . Michigan
                                                     Income Series     . Minnesota
Global Fund-                                                           . Missouri
Equity Series                                        Investment        . New Jersey
                                                     Trust-Limited     . New York
                                                     Duration U.S.     . Pennsylvania
                                                     Government        . Texas
                                                     Securities        . Washington
                                                     Series*


Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your financial adviser provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for Lord Abbett U.S. Government Securities Money Market Fund.

For more complete information about a Lord Abbett fund, including charges and expenses, call your financial adviser or Lord, Abbett & Co. at 800-874-3733 for a prospectus. Read it carefully before investing.

When you invest in a family of funds, you benefit from:

Diversification. You and your financial adviser can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your financial adviser can help you reallocate your portfolio.

As an investor in the Lord Abbett Family of Funds, you have access to 25 portfolios designed to meet a variety of investment needs. While you may reallocate your assets among our funds at any time, we recommend speaking with your financial adviser to help you customize your investment plan.

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

+ There can be no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share. This Fund is managed to maintain, and has maintained, its stable $1.00 per share price.